Delaware Pooled Trust

The Large-Cap Value Equity Portfolio

Supplement to the Porfolio's Prospectus
Dated February 28, 2006

Effective October 2, 2006, Nikhil G. Lalvani and Nashira S. Wynn have been added as additional portfolio managers to The Large-Cap Value Equity Portfolio.

The following information is added to the section entitled "Management of the Fund - Fund Officers and Portfolio Managers" beginning on page 65 of the Prospectus.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager - The Large-Cap Value Equity Portfolio
Mr. Lalvani is a portfolio manager with the firm's Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor's degree in finance from Penn State University and is a member of the CFA Society of Philadelphia. Mr. Lalvani has managed The Large-Cap Value Equity Portfolio since October 2006.

Nashira S. Wynn
Vice President, Portfolio Manager - The Large-Cap Value Equity Portfolio
Ms. Wynn is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers. Ms. Wynn earned a bachelor's degree in finance, with a minor in economics, from The College of New Jersey, and she attended England's Oxford University as a presidential scholar. Ms. Wynn is also a CFA Level I candidate. She has managed The Large-Cap Value Equity Portfolio since October 2006.

Please keep this supplement for future reference

This Supplement is dated October 10, 2006